UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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THE EUROPEAN EQUITY FUND, INC.

(Name of Registrant as Specified in Its Charter)

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THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.
THE EUROPEAN EQUITY FUND, INC.
THE NEW GERMANY FUND, INC.
345 Park Avenue
New York, New York 10154

 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
June 19, 2014

To the stockholders of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.:

Notice is hereby given that the joint Annual Meeting of Stockholders (the “Meeting”) of The Central Europe, Russia and Turkey Fund, Inc. (“CEE”), The European Equity Fund, Inc. (“EEA”), and The New Germany Fund, Inc. (“GF”), each a Maryland corporation (each a “Fund,” and collectively, the “Funds”), will be held at 10:00 a.m., New York time, on June 19, 2014 at 60 Wall Street, New York, New York 10005 for the following purposes:

1. To elect three (3) Directors for each Fund, each to serve for a term of three years and until his successor is elected and qualifies.

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending October 31, 2014 for CEE and for the fiscal year ending December 31, 2014 for EEA and GF.

3. For EEA only:  To approve a change in the Fund’s fundamental investment objective from seeking “long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries in Europe that utilize the Euro currency” to seeking “long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union”; and a corresponding change in a fundamental investment policy of the Fund to require the Fund, under normal circumstances, to invest at least 80% of the Fund’s net assets (plus any assets funded with leverage) in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union.

4. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Only holders of record of Common Stock of each Fund at the close of business on May 12, 2014 are entitled to notice of, and to vote at, this Meeting or any postponement or adjournment thereof.  Proxies are being solicited on behalf of the Board of Directors of each Fund.

By Order of the Boards of Directors

John Millette
Secretary

Dated:  May ___, 2014

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote your shares exactly as you tell us. If you simply sign the proxy card, we will vote your shares in accordance with the Board’s recommendation on the Proposals. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may prevent the necessity and expense of further solicitations. If you have any questions, please call AST Fund Solutions, LLC, each Fund’s proxy solicitor, at 1200 Wall Street West, 3rd Floor, Lyndhurst, New Jersey 07071 or at the special toll-free number we have set up for you (________________), or contact your financial advisor.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.
THE EUROPEAN EQUITY FUND, INC.
THE NEW GERMANY FUND, INC.
345 Park Avenue
New York, New York  10154

Joint Annual Meeting of Stockholders
June 19, 2014

 PROXY STATEMENT

This joint Proxy Statement is furnished by the respective Boards of Directors (collectively, the “Board of Directors” or “Board”) of The Central Europe, Russia and Turkey Fund, Inc. (“CEE”), The European Equity Fund, Inc. (“EEA”) and The New Germany Fund, Inc. (“GF”), each a Maryland corporation (each, a “Fund” and collectively, the “Funds”), in connection with the solicitation of proxies for use at the joint Annual Meeting of Stockholders (the “Meeting”) to be held at 10:00 a.m., New York time, on June 19, 2014 at 60 Wall Street, New York, New York 10005. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Joint Annual Meeting of Stockholders.

If the accompanying Proxy Card for your Fund is executed properly and returned, shares represented by it will be voted at the Meeting, and any postponement or adjournment thereof, in accordance with the instructions on the Proxy Card. However, if no instructions are specified, shares will be voted FOR the election of three (3) directors of each Fund nominated by the Board (“Proposal 1”), FOR the ratification of the appointment by the Audit Committee and the Board of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for each Fund (“Proposal 2”) and, with respect to EEA only, FOR the proposed change in EEA’s investment objective and the corresponding change to a fundamental investment policy of the Fund (“Proposal 3”). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of a Fund, by submitting a subsequently executed and dated Proxy Card or by attending the Meeting and voting in person.

If a stockholder owns shares of a Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the Investment Company Act, the acquisition of more than 3% of a Fund’s common stock by another fund (whether registered, private or offshore) is unlawful. There is legal uncertainty about the operation of Section 12(d)(1) and about a Fund’s right under federal and state law to invalidate votes cast by any person whose Fund shares are held in violation of law. Each Fund, if necessary, may seek judicial resolution of the uncertainty in any particular case.

The close of business on May 12, 2014 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, CEE had _________________ shares of Common Stock outstanding and entitled to vote, EEA had _____________ shares of Common Stock outstanding and entitled to vote and GF had _______________ shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the joint Notice of Annual Meeting, this Proxy Statement and the Proxy Card(s) will first be mailed to stockholders on or about May ___, 2014.

For each Fund, a quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. Each Fund intends to treat properly executed Proxy Cards that are marked “abstain” and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting.  Each nominee for Director set forth in Proposal 1 shall be elected as a Director if such nominee receives the affirmative vote of a majority of the total number of votes entitled to be cast at the Meeting, provided a quorum is present.  Ratification of the appointment of PwC as each Fund’s independent auditor for the current fiscal year requires a majority of the votes cast at the Meeting, provided a quorum is present.  Approval of the change in EEA’s investment objective as set forth in Proposal 3 requires approval of a majority of EEA’s outstanding voting securities, which is defined in the Investment Company Act as the lesser of (1) 67% of the Fund’s shares present at a meeting of its stockholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue. A “broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

In the event that (i) a quorum is not present at the Meeting; or (ii) a quorum is present but sufficient votes in favor of the position recommended by the Board for a proposal have not been timely received, the chairman of the Meeting may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the record date, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies.  Shares represented by proxies indicating a vote contrary to the position recommended by the Board for a proposal will be voted against adjournment of the Meeting.

PROPOSAL 1:

ELECTION OF DIRECTORS

Each Fund’s charter (the “Charter”) provides that the Board of Directors be divided into three classes of directors (“Directors”) serving staggered three-year terms and until their successors are elected and qualify.

For CEE, the term of office for Directors in Class II expires at the 2014 Annual Meeting, Class III at the next succeeding annual meeting and Class I at the following succeeding annual meeting.  Three Class II nominees, Ambassador Richard R. Burt, Dr. Friedbert H. Malt, and Mr. Robert H. Wadsworth are proposed in this proxy statement for election.  If elected, each of the three Class II nominees will serve a three-year term of office until the Annual Meeting of Stockholders in 2017 and until his respective successor is elected and qualifies.

For EEA, the term of office for Directors in Class III expires at the 2014 Annual Meeting, Class I at the next succeeding annual meeting and Class II at the following succeeding annual meeting.  Three Class III nominees, Mr. Richard Karl Goeltz, Dr. Franz Wilhelm Hopp and Mr. Christian H. Strenger are proposed in this proxy statement for election.  If elected, each of the three Class III nominees will serve a three-year term of office until the Annual Meeting of Stockholders in 2017 and until his respective successor is elected and qualifies.

For GF, the term of office for Directors in Class II expires at the 2014 Annual Meeting, Class III at the next succeeding annual meeting and Class I at the following succeeding annual meeting. Three Class II nominees, Dr. Wilhelm Bender, Mr. Richard Karl Goeltz and Mr. Joachim Wagner are proposed in this proxy statement for election. If elected, each of the three Class II nominees will serve a three-year term of office until the Annual Meeting of Stockholders in 2017 and until his respective successor is elected and qualifies.

Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill that vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

Unless authority is withheld, it is the intention of the persons named in the accompanying Proxy Card(s) to vote the shares represented by each Proxy for the election of the nominees listed above. Each nominee has indicated that he will serve as a Director if elected, but if any nominee should be unable to serve, shares represented by each Proxy will be voted for any other person determined by the persons named in Proxy Card(s) in accordance with their discretion. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director.

Board of Directors Information

The management of the business and affairs of each Fund is overseen by the Board of Directors. Directors who are not “interested persons” of a Fund as defined in the Investment Company Act, are referred to as “Independent Directors”, and Directors who are “interested persons” of a Fund are referred to as “Interested Directors”. Certain information concerning the Funds’ governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of each Fund’s Directors.  The Nominating and Governance Committee of the Board, which is composed entirely of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders. When assessing a candidate for nomination it is the policy of the Nominating and Governance Committee to consider, amongst other criteria, whether the individual’s background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. The Nominating and Governance Committee assesses the effectiveness of this policy as part of its annual self assessment. Additional information concerning the Nominating and Governance Committee’s consideration of nominees appears in the description of the Committee following the table below.

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, that each Director is qualified and should continue to serve as such. In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his tenure (including the Director’s participation in Board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a director of each Fund, is provided in the table following the “Risk Oversight” section below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders. Among other attributes common to all Directors are their willingness and ability to commit the necessary time and attention to their duties as Directors, their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with each other and with Deutsche Investment Management Americas Inc., the Funds’ administrator (the “Administrator”), Deutsche Asset & Wealth Management International GmbH, the Funds’ investment adviser (the “Investment Adviser”) and other service providers, counsel and the Funds’ independent registered public accounting firm, to exercise effective business judgment in the performance of their duties as Directors. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Director or on the Board by reason thereof.

Board Structure and Oversight Function.  The Board is responsible for oversight of the Funds. Each Fund has engaged the Administrator and the Investment Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Administrator and the Investment Adviser and each Fund’s other service providers in the operations of each Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with the requirements of the Investment Company Act and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in person or by telephone at special meetings or on an informal basis at other times. The Directors also regularly meet outside the presence of any representatives of the Administrator and the Investment Adviser. As described below, the Board has established five standing committees — the Audit, Nominating and Governance, Advisory, Valuation and Executive Committees — and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee other than the Executive Committee is composed exclusively of Independent Directors. Each year the Directors evaluate the performance of the Board and its committees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

The duties of the Chairman of the Board of Directors (the “Chairman”) include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Directors and management. Mr. Christian Strenger, the Chairman of the Board of Directors, is an Interested Director as defined in the Investment Company Act because he is a member of the Supervisory Board of a company that is affiliated with the Administrator and the Investment Adviser and because of his ownership of shares of the ultimate parent of the Administrator and the Investment Adviser. The Directors believe that it is valuable and appropriate for Mr. Strenger to serve as Chairman and that his service benefits shareholders because of his extensive knowledge of the investment management industry, the Deutsche Bank organization and the Funds and because he is a leading corporate governance expert in Germany and internationally. In addition, the Directors note that, although Mr. Strenger is an Interested Director as defined in the Investment Company Act, he is not involved in the management of the Funds and is not an officer or director of the Administrator or the Investment Adviser. The Independent Directors are satisfied that they can act independently and effectively without having an Independent Director serve as Chairman and note that a key structural component for ensuring that they are in a position to do so is for the Independent Directors to constitute a substantial majority of the Board. Mr. Goeltz, an Independent Director and Chairman of the Audit Committee and the Nominating and Governance Committee, serves as Lead Independent Director for each Fund and as such is available to act as liaison between the Independent Directors and management and to consult with the Chairman to the extent deemed appropriate.

Risk Oversight.  Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to a Fund resides with the Administrator and the Investment Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Administrator. The Board has charged the Investment Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on a Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of each Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. Each of the Administrator, the Investment Adviser, and the Funds’ other principal service providers has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from a Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management, the Funds’ Chief Compliance Officer, their independent registered public accounting firm, counsel, and internal auditors for the Administrator, as appropriate, regarding risks faced by the Funds and the Administrator’s risk management programs.

Not all risks that may affect a Fund can be identified, and, therefore, controls cannot be developed to eliminate or mitigate their occurrence or effects. The processes and controls employed to address certain risks may be limited in their effectiveness.  Also, some risks are simply beyond the reasonable control of the Funds or the Administrator, its affiliates or other service providers. Moreover, it is necessary to bear investment-related risks to achieve each Fund’s goals.

 Information Regarding Directors and Officers

The following table shows certain information about the nominees for election as Directors and about Directors whose terms will continue, including beneficial ownership of Common Stock of each Fund, and about all officers of each Fund. All current Directors own shares of each Fund. Each Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the “Act”) for the fiscal year ended October 31, 2013 for CEE and ended December 31, 2013 for EEA and GF, and intends to elect to be subject to the Act for its 2014 fiscal year. Absent this election, Directors who are German residents would be subject to adverse German tax consequences if they owned shares of a fund organized outside of Germany, such as the Funds, that is not subject to German regulation or tax reporting. In light of each Fund’s election to be subject to the Act, the Board of Directors encourages all Directors of each Fund (including those who are German residents) to invest in the Fund.

Board Members/Nominees:

Name, Address(1) & Age	Principal Occupation(s) During Past Five Years or Longer and Other Relevant Qualifications*	Other Directorships Held by Director During Past Five Years(3)	Position(s) with the Funds(2), Length of Time Served, Position(s) Nominated for and Continuing Directorships	Shares of Common Stock Beneficially Owned at March 31, 2014(4)

Dr. Wilhelm Bender, 69
Senior Advisor of Advent International GmbH (private equity) (since 2009), of Norton Rose LLP (legal services) (since 2010), and Chairman of the Supervisory Boards of Bombardier Transportation GmbH (railways) (since 2010) and Eintracht Frankfurt Futball AG (soccer club) (since 2010), and a member of Supervisory Boards of MTU AG (aircraft engines) (since 2008) and Lufthansa Cargo AG (air freight) (since 2008). He is also a member of the Advisory Boards of Deutsche Bank AG (since 1993) and IVG AG (since 2007) and holds a number of honorary positions including Honorary Professor of the Johann Wolfgang Goethe University in Frankfurt (since 2008).  He is the former Chairman of the Executive Board (CEO) of Fraport AG, Germany (aviation industry) (1993-2009).
		None	Continuing Class I Director for CEE since 2013 Continuing Class I Director for EEA since 2013 Nominee as Class II Director for GF to serve until 2017 Annual Meeting; Class II Director since 2013	CEE: 186 EEA: 700 GF: 297

Detlef Bierbaum, 71
Consultant (since 2010). Member of the Supervisory Board of Deutsche Bank Österreich AG (private bank) for more than five years. Mr. Bierbaum also serves as a member of the Board or Supervisory Board of a number of non-U.S. investment companies and of companies in diverse businesses including insurance, real estate, and retailing. He is a former member of the Supervisory Board of Sal. Oppenheim Jr. & Cie. KGaA (private bank) (2008 to March 2010) and was formerly a partner of that firm.

	None	Continuing Class I Director for CEE since 1990 Continuing Class I Director for EEA since 1986 Continuing Class I Director for GF since 2008	CEE: 3,524 EEA: 3,067 GF: 2,572

Ambassador Richard R. Burt, 67
Managing Director, McLarty Associates (international strategic advisory) (since 2007). Formerly, Chairman, Diligence, Inc. (international information and risk management firm) (2002-2007); Chairman of the Board, Weirton Steel Corp. (1996-2004); Partner, McKinsey & Company (consulting firm) (1991-1994); State Department, Chief Negotiator in charge of negotiating the Arms Treaty with Russia (1989-1991); U.S. Ambassador to the Federal Republic of Germany (1985-1989). Mr. Burt is also Director, IGT, Inc. (gaming technology) (since 1995), and HCL Technologies, Inc. (information technology and product engineering) (since 1999) and member, Textron Inc. International Advisory Council (aviation, automotive, industrial operations and finance) (since 1996).

	Director, UBS family of mutual funds (since 1995).	Nominee as Class II Director for CEE to serve until 2017 Annual Meeting; Class II Director since 2000 Continuing Class II Director for EEA since 2000 Continuing Class III Director for GF since 2004	CEE: 6,369 EEA: 11,038 GF: 2,097

Richard Karl Goeltz, 71
Retired. Formerly Vice Chairman and Chief Financial Officer of American Express Co. (financial services) (1996-2000) and previously served as chief financial officer of two other major multi-national corporations. Mr. Goeltz is a member of the Court of Governors of the London School of Economics and Political Science and Trustee of the American Academy in Berlin.

Formerly: Independent Non-Executive Director of Aviva plc (financial services); Director of Federal Home Loan Mortgage Corporation, Delta Air Lines, Inc. (air transport) and The Warnaco Group, Inc. (apparel).

Continuing Class I Director for CEE since 2008

Nominee as Class III Director for EEA to serve until 2017 Annual Meeting; Class III Director since 2008

Nominee as Class II Director for GF to serve until 2017 Annual Meeting; Class II Director since 1990
CEE: 287 EEA: 4,090 GF: 15,565

Dr. Franz Wilhelm Hopp, 71
Partner of Laplace Finanzconsulting GmbH (asset management). Member of the Supervisory Board WAVE AG (asset management). Former member of the Board of Management of KarstadtQuelle Pension Trust e.V. (February 2007-September 2009).

	None	Continuing Class III Director for CEE since 2008 Nominee as Class III Director for EEA to serve until 2017 Annual Meeting; Class III Director since 2008 Continuing Class III Director for GF since 1993	CEE: 395 EEA: 1,477 GF: 752

Dr. Friedbert H. Malt, 73
Retired.  Formerly, Vice Chairman and Member of the Executive Committee of NOL Neptune Orient Lines Ltd., Singapore (“NOL”) from 2002 to 2011 and Director of NOL from 2000 to 2011. Dr. Malt is also a Director of TUV Rheinland of North America, Inc., a company offering independent testing and assessment services. Formerly, Dr. Malt was a Member of the Executive Board of DG Bank (now DZ Bank), Frankfurt (until 2001).
		None	Nominee as Class II Director for CEE to serve until 2017 Annual Meeting; Class II Director since 2007 Continuing Class II Director for EEA since 2007 Continuing Class III Director for GF since 2007	CEE: 275 EEA: 1,463 GF: 874

Robert H. Wadsworth, 74	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983 to present).	None	Nominee as Class II Director for CEE to serve until 2017 Annual Meeting; Class II Director since 1990 Continuing Class I Director for EEA since 1986 Continuing Class III Director for GF since 1992	CEE: 5,172 EEA: 1,982 GF: 8,612

Joachim Wagner, 67
Retired.  Formerly, Chief Financial Officer, RAG Beteiligungs AG/Evonik Industries AG, Germany (chemical manufacturer) (2006-2009) and Chief Financial Officer, Degussa AG, Germany (chemical manufacturer) (2001-2006). Mr. Wagner is also a member of the advisory board of a private German bank.

		None	Continuing Class III Director for CEE since 2012 Continuing Class II Director for EEA since 2009 Nominee for Class II Director for GF to serve until 2017 Annual Meeting; Class II Director since 2009	CEE: 382 EEA: 1,738 GF: 964

Interested Director(5)

Christian H. Strenger(5), 71
Member of Supervisory Board (since 1999) and formerly Managing Director (1991-1999) of DWS Investment GmbH (investment management), a subsidiary of Deutsche Bank AG. Mr. Strenger is also Member, Supervisory Board, Fraport AG (international airport business) and TUI AG (travel business). Mr. Strenger also is a member of the German Government Commission on Corporate Governance and other corporate governance organizations, and serves as Director of the Center for Corporate Governance at the Leipzig Graduate School of Management.
None
Chairman, Continuing Class III Director for CEE since 1990

Chairman; Nominee for Class III Director for EEA to serve until 2017 Annual Meeting; Class III Director since 1986

Chairman, Continuing Class I Director for GF since 1990
CEE: 724 EEA: 1,530 GF: 1,334
____________

*
The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led (together with the Director’s current and prior experience as a Director of other SEC reporting companies, if any, as indicated elsewhere in the table) to the conclusion that each Director should serve as a Director for the Fund.

Executive Officers(6)
Name, Address & Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years or Longer	Shares of Common Stock Beneficially Owned at March 31, 2014(4)

Brian E. Binder, 41(8)	President and Chief Executive Officer	Since 2013
Managing Director(9) and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present). Formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)
CEE: None EEA: None GF: None

Paul H. Schubert, 51(7)(10)(13)	Chief Financial Officer and Treasurer	Since 2004
Managing Director(9), Deutsche Asset & Wealth Management (since 2004). Formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1998-2004).
CEE: None EEA: None GF: None

Caroline Pearson, 52(7)(11)	Chief Legal Officer	Since 2012	Managing Director(9), Deutsche Asset & Wealth Management. Formerly, Assistant Secretary for DWS family of funds (1997-2010).	CEE: None EEA: None GF: None

Donna White, 49(10)	Chief Compliance Officer	Since 2014	Director, Deutsche Asset & Wealth Management; Head of Retail Compliance Americas, Deutsche Asset & Wealth Management.	CEE: None EEA: None GF: None

John Caruso, 48(7)(10)	Anti-Money Laundering Compliance Officer	Since 2010	Managing Director(9), Deutsche Asset & Wealth Management.	CEE: None EEA: None GF: None

Rainer Vermehren, 46(7)(12)	Vice President	Since 2010	Director(9), DWS Investment GmbH (since 2007). Fund Manager, DWS Investment GmbH (since 1997).	CEE: None EEA: None GF: None

Melinda Morrow, 44(7)(10)	Vice President	Since 2012	Director(9), Deutsche Asset & Wealth Management (since 2006).	CEE: None EEA: None GF: None

John Millette, 51(7)(11)(14)	Secretary	Since 2006	Director(9), Deutsche Asset & Wealth Management (since 2002).	CEE: None EEA: None GF: None

Hepsen Uzcan(11), 39	Assistant Secretary	Since 2012	Director(9), Deutsche Asset & Wealth Management	CEE: None EEA: None GF: None
____________

(1)	The mailing address of all directors with respect to operations of the Funds is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, NYC20-2799, New York, New York 10154.

(2)
Each Director except Mr. Wadsworth oversees 3 funds in the Fund Complex.  Mr. Wadsworth oversees 107 funds in the Fund Complex. The Fund Complex includes The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc., which are closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator and Deutsche Asset and Wealth Management International GmbH acts as Investment Adviser. It also includes 104 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States.

(3)	Directorships are for companies other than companies in the Fund Complex that file reports with the SEC.

(4)
As of March 31, 2014, all Directors, Nominees for election and Executive Officers as a group (18 persons) owned [17,314] shares of CEE, [27,085] shares of EEA and [33,067] shares of GF, which for each Fund constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

(5)
Indicates “Interested Person”, as defined in the Investment Company Act of 1940, as amended. Mr. Strenger is an “interested” Director because of his affiliation with DWS-Deutsche Gesellschaft für Wertpapiersparen mbH (“DWS”), an indirect wholly-owned subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares.

(6)
The officers of the Funds are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders. Each of Mr. Binder, Mr. Schubert, Ms. Pearson, Mr. Caruso, Ms. Morrow, Mr. Millette and Ms. Uzcan also serves as an officer of the other Funds in the Fund Complex.

(7)	Indicates ownership of securities of Deutsche Bank AG either directly or through Deutsche Bank’s deferred compensation plan.

(8)	Address: 222 South Riverside Plaza, Chicago, Illinois 60606.

(9)	Executive title, not a board directorship.

(10)	Address: 60 Wall Street, New York, New York 10005.

(11)	Address: One Beacon Street, Boston, Massachusetts 02108.

(12)	Address: Mainzer Landstrasse 178-190, Frankfurt am Main, Germany.

(13)	Serves as a director of DWS Trust Company. Mr. Schubert also is a member of the Audit Committee of DWS Trust Company.

(14)
Mr. Millette has served as Secretary since January 1, 2011. He served as Assistant Secretary from July 14, 2006 to December 31, 2010 and as Secretary to the Funds from January 30, 2006 to July 13, 2006.

The following table contains additional information with respect to the beneficial ownership of equity securities by each Director in each Fund and, on an aggregated basis, in any registered investment companies overseen by the Director within the same Family of Investment Companies as the Fund:

Name of Director	CEE – Dollar Range of Equity Securities in the Fund(1)	EEA – Dollar Range of Equity Securities in the Fund(1)	GF – Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies(1),(2)
Dr. Wilhelm Bender	$0-$10,000	$0-$10,000	$0-$10,000	$10,001-$50,000
Detlef Bierbaum	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000	Over $100,000
Ambassador Richard R. Burt	Over $100,000	Over $100,000	$10,001-$50,000	Over $100,000
Richard Karl Goeltz	$0-$10,000	$10,001-$50,000	Over $100,000	Over $100,000
Dr. Franz Wilhelm Hopp	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Dr. Friedbert H. Malt	$0-$10,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Christian H. Strenger	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Robert H. Wadsworth	Over $100,000	$10,001-$50,000	Over $100,000	Over $100,000
Joachim Wagner	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
____________

(1)
Valuation date is March 31, 2014. Each Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the “Act”) for the fiscal year ended October 31, 2013 for CEE and December 31, 2013 for EEA and GF and intends to elect to be subject to the Act for the fiscal year ending October 31, 2014 for CEE and December 31, 2014 for EEA and GF. Absent this election, Directors who are German residents would be subject to adverse German tax consequences if they owned shares of a fund organized outside of Germany, such as the Fund, that is not subject to German regulation or tax reporting. In light of the Fund’s election to be subject to the Act, the Board of Directors encourages all Directors of the Fund (including those who are German residents) to invest in the Fund.

(2)
The Family of Investment Companies consists of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc., which are closed-end funds that share the same investment adviser and administrator and hold themselves out as related companies.

The Board of Directors currently has five standing committees including an audit committee (the “Audit Committee”), an advisory committee (the “Advisory Committee”), an executive committee (the “Executive Committee”), a nominating and governance committee (the “Nominating Committee”) and a valuation committee (the “Valuation Committee”).  As none of the Funds has employees, the Board of Directors has not established a compensation committee.

The Audit Committee, currently comprising Messrs. Burt, Goeltz (Chair), Wadsworth and Wagner and Dr. Malt, operates pursuant to a written charter which is available on the Funds’ website, www.dws-investments.com. The Audit Committee’s organization and responsibilities are contained in the Audit Committee Report, which is included in this Proxy Statement, and in its written charter. The members of the Audit Committee are “independent” as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Board of Directors has determined that each member of the Audit Committee is financially literate and has determined that Messrs. Goeltz, Wadsworth and Wagner meet the requirements for an audit committee financial expert under the rules of the Securities and Exchange Commission (“SEC”). Although the Board has determined that all three meet the requirements for an audit committee financial expert, their responsibilities are the same as those of the other audit committee members. Messrs. Goeltz, Wadsworth and Wagner are not auditors or accountants, do not perform “field work” and are not full-time employees. The SEC has determined that an audit committee member who is designated as an audit committee financial expert will not be deemed to be an “expert” for any purpose as a result of being identified as an audit committee financial expert. The Audit Committee met four times during each Fund’s fiscal year ending in 2013.

The Advisory Committee, currently comprising Messrs. Bierbaum, Goeltz and Wadsworth (Chair) and Dr. Malt, makes recommendations to the full Board with respect to the Administration Agreement between each Fund and Deutsche Investment Management Americas Inc., and the Investment Advisory Agreement between each Fund and Deutsche Asset & Wealth Management International GmbH. The Advisory Committee met two times during each Fund’s past fiscal year.

The Executive Committee, currently comprising Messrs. Burt, Goeltz, Strenger and Wadsworth, has the authority to act for the Board on all matters between meetings of the Board subject to any limitations under applicable state law. During each Fund’s past fiscal year the Executive Committee did not meet.

The Valuation Committee, currently comprising Messrs. Wadsworth (Chair) and Wagner and Dr. Malt, reviews each Fund’s valuation procedures and makes recommendations with respect thereto and, to the extent required by such procedures, determines the fair value of the Fund’s securities or other assets. The Valuation Committee met four times during CEE’s past fiscal year, two times during EEA’s past fiscal year and three times during GF’s past fiscal year.

The Nominating and Governance Committee, currently comprising Messrs. Burt (Deputy Chair), Goeltz (Chair), Wadsworth, Wagner and Dr. Malt, operates pursuant to a written charter which is available on the Funds’ website, www.dws-investments.com. The Board has determined that each of the members of the Nominating and Governance Committee is not an “interested person” as the term is defined in Section 2(a)(19) of the Investment Company Act. Generally, the Nominating and Governance Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board or any committee of the Board, and also advises the Board regarding governance matters generally and confirms that the Board and Audit Committee undertake annual self-evaluations. To be eligible for nomination as a Director a person must, at the time of such person’s nomination, have Relevant Experience and Country Knowledge and must not have any Conflict of Interest, as those terms are defined in the Fund’s Bylaws. The relevant portions of each Fund’s Bylaws describing these requirements are included as Annex A. The Nominating and Governance Committee may also take into account additional factors listed in the Nominating and Governance Committee Charter, which generally relate to the nominee’s industry knowledge, business experience, education, ethical reputation, special skills, ability to work well in group settings and the ability to qualify as an “independent director”. When assessing a candidate for nomination, the Nominating and Governance Committee considers whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.

The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, each Fund’s Charter or Bylaws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter, which is available on the Funds’ website, www.dws-investments.com. A stockholder or group of stockholders seeking to submit a nominee candidate for any Fund (i) must have beneficially owned at least 1% of the Fund’s common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the relevant Fund’s Bylaws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. Such notice shall include the specific information required by the Fund’s Bylaws. The relevant portions describing these requirements also are included as Annex A. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee met two times during each Fund’s past fiscal year.

In accordance with its charter, the Nominating and Governance Committee reviews each Director’s affiliations and relationships for purposes of determining whether or not the Director qualifies as an “independent director”. The Nominating and Governance Committee also considers each Director’s independence more generally, as well as various governance “best practices”, including the suggestion of a non-U.S. corporate governance code that a board of directors should state its reasons if it determines that a director is independent notwithstanding that the director has served for more than nine years from the date of his first election.

The Nominating and Governance Committee has concluded that each Director other than the Chairman of the Board is an “independent director”, and that it was satisfied that:  (i) those independent Directors who have served for more than nine years continue to be independent in character and judgment; (ii) the experience of such Directors with each Fund permit them to make extremely valuable contributions to the functioning of the Board; and (iii) the views of such Directors are not “entrenched” as a result of the length of service to the Funds. The Nominating and Governance Committee based its conclusion, in part, on its observation that such Directors regularly demonstrate their independence by their questioning and challenging of management at and between Board meetings.

The Nominating and Governance Committee also noted that none of the Directors serves on the board of more than three registered investment companies advised by the investment adviser, and that only one Director serves on the board of a large number of registered investment companies advised by an affiliate of the investment adviser. The Nominating and Governance Committee believes that such service provides the Director with insights that permit him to make valuable contributions to the deliberations of the Board, and noted that his independence from management has been amply and repeatedly demonstrated by his participation in meetings including by his insightful questioning of management’s proposals. The Nominating and Governance Committee also believes that the receipt of compensation for service as a Director does not adversely affect the independence of any Director’s character and judgment and notes that fund industry “best practices” encourage service on multiple boards.

All members on each of the five committees of the Board are not “interested persons” as the term is defined in the Investment Company Act, with the exception of Mr. Strenger, who is a member of the Executive Committee.

During each Fund’s past fiscal year, the Board of Directors had four regular meetings and, for EEA and GF, one special telephonic meeting. Each incumbent Director who served as a Director during the past fiscal year attended at least 75% of the aggregate number of meetings of the Board. Each incumbent Director who served on one or more Board Committees during the past fiscal year attended at least 75% of the aggregate number of meetings of the relevant Committees, with the following exceptions: Mr. Bierbaum attended 50% of the meetings of the Advisory Committee for each of the Funds and Mr. Burt attended 60% of the meetings of the Audit Committees of EEA and GF. The Board has a policy that encourages Directors to attend the Annual Meeting of Stockholders, to the extent that travel to the Annual Meeting of Stockholders is reasonable for that Director. Three Directors attended the 2013 Annual Meeting of Stockholders.

To communicate with the Board of Directors or an individual Director of a Fund, a stockholder must send a written communication to the Fund’s Secretary at One Beacon Street, Boston, MA 02108 (c/o the relevant Fund), addressed to (i) the Board of Directors of the Fund or an individual Director, and (ii) the Secretary of the Fund. The Secretary of the Fund will direct the correspondence to the appropriate parties.

Each Fund pays each of its Directors who is not an interested person of the Fund, of the investment adviser or of the administrator an annual fee of $6,667 plus $917 for each Board meeting and $750 for each Committee meeting attended ($500 for attendance at Advisory Committee meetings for Directors who are not members of the Committee). Each Fund reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. The Chairman of the Audit Committee receives an additional $1,000 retainer per Fund. None of the Funds provides compensation in the form of pension or other retirement benefits to any of the Directors. The Funds, together with 104 other open- and closed-end funds advised by wholly owned entities of the Deutsche Bank Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the SEC.

The following table sets forth (a) the aggregate compensation from each Fund for the fiscal year ended October 31, 2013 for CEE and December 31, 2013 for EEA and GF, and (b) the total compensation from the Fund Complex for the 2013 calendar year, (i) for each Director who is not an interested person of the Funds, and (ii) for all such Directors as a group.

Name of Director	CEE – Aggregate Compensation from Fund	EEA - Aggregate Compensation from Fund	GF – Aggregate Compensation from Fund	Total Compensation from Fund Complex
Dr. Wilhelm Bender	$ 4,333	$ 11,917	$ 11,913	$ 28,163
Detlef Bierbaum	$ 10,168	$ 11,751	$ 11,748	$ 33,677
Ambassador Richard R. Burt	$ 12,082	$ 12,749	$ 12,750	$ 37,581
Richard Karl Goeltz	$ 14,599	$ 16,502	$ 16,499	$ 47,600
Dr. Franz Wilhelm Hopp	$ 10,000	$ 11,584	$ 11,580	$ 33,164
Dr. Friedbert H. Malt	$ 13,913	$ 15,497	$ 16,251	$ 45,661
Robert H. Wadsworth	$ 12,083	$ 13,666	$ 14,416	$ 320,625(1)
Joachim Wagner	$ 9,914	$ 14,417	$ 15,165	$ 39,496
Total	$ 87,092	$ 108,083	$ 110,322	$ 585,967
(1)	Mr. Wadsworth oversees all 107 funds in the Fund Complex.

No compensation is paid by a Fund to Directors who are interested persons of the Fund or of any entity of the Deutsche Bank Group or to officers.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

Required Vote.  Provided a quorum has been established, for each Fund the affirmative vote of a majority of the votes entitled to be cast at the Meeting is required for the election of each Director. For purposes of the election of Directors, abstentions and broker non-votes will have the same effect as a vote against a Director.

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has approved PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as independent auditors for CEE for the fiscal year ending October 31, 2014, for EEA for the fiscal year ending December 31, 2014 and for GF for the fiscal year ending December 31, 2014. A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not “interested” Directors (as defined in the Investment Company Act) of each Fund, have ratified the appointment of PwC as the Fund’s independent auditors for that fiscal year. PwC, or a predecessor firm, has served as the independent auditors for each Fund since inception.

Neither the Charter nor Bylaws of each Fund require that the stockholders ratify the appointment of PwC as the Funds’ independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether or not to retain PwC, but may retain such independent auditors. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of each Fund and its stockholders. It is intended that the persons named in the accompanying Proxy Card(s) will vote for PwC. A representative of PwC will be present at the Meeting, will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning each Fund’s financial statements.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

Required Vote.  Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Audit Committee and the Board of Directors of PwC as independent auditors for each Fund for the 2014 fiscal year. For purposes of Proposal 2, abstentions and broker non-votes will have no effect on the result of the vote.

Information With Respect To The Funds’ Independent Auditors

The following tables show fees paid to PwC by each Fund during the Fund’s two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for the Fund’s investment adviser and administrator and certain entities controlling, controlled by, or under common control with the investment adviser and administrator that provide ongoing services to the Fund (collectively, the “Adviser Entities”), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each board reviews, at least annually, whether PwC’s receipt of non-audit fees from each Fund, each Fund’s investment adviser, each Fund’s administrator and all Adviser Entities is compatible with maintaining PwC’s independence.

The Central Europe, Russia and Turkey Fund, Inc.:

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
			Adviser		Adviser		Adviser
Fiscal Year	Fund	Fund	Entities	Fund	Entities	Fund	Entities
2013	$87,500	$ 0	$ 0	$ 0	$66,535	$6,200	$ 0
2012	$87,500	$ 0	$ 0	$ 0	$56,300	$6,200	$ 0

      The European Equity Fund, Inc.:

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
			Adviser		Adviser		Adviser
Fiscal Year	Fund	Fund	Entities	Fund	Entities	Fund	Entities
2013	$58,500	$ 0	$ 0	$ 0	$66,535	$5,900	$ 0
2012	$58,500	$ 0	$ 0	$ 0	$56,300	$5,900	$ 0

     The New Germany Fund, Inc.:

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
			Adviser		Adviser		Adviser
Fiscal Year	Fund	Fund	Entities	Fund	Entities	Fund	Entities
2013	$65,000	$ 0	$ 0	$ 0	$66,535	$5,900	$ 0
2012	$65,000	$ 0	$ 0	$ 0	$56,300	$5,900	$ 0

 ___________

(1)
“Audit Fees” are the aggregate fees billed for professional services for the audit of each Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)
“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3)	“Tax Fees” are the aggregate fees billed for services associated with foreign tax filings.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees” and “Tax Fees”.

Audit Committee Pre-Approval Policies and Procedures.  Generally, the Audit Committee must pre-approve (i) all services to be performed for each Fund by the Fund’s independent auditors and (ii) all non-audit services to be performed by each Fund’s independent auditors for the Fund’s investment adviser or any Adviser Entities with respect to operations and financial reporting of the Fund, and all of the engagements reflected in the table above were pre-approved by the Audit Committee. Any member of the Audit Committee may pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting. The auditors shall report to the Audit Committee at each of its regular meetings all audit or non-audit services to each Fund and all non-audit services to the Adviser Entities that relate directly to the Fund’s operations and financial reporting initiated since the last such report was rendered, including a general description of the services and projected fees and the means by which such services were approved by the Audit Committee.

All Non-Audit Fees.  The tables below show the aggregate non-audit fees billed by PwC for services rendered to each Fund and to the Adviser Entities that provide ongoing services to the Fund, whether or not such engagements relate directly to the operations and financial reporting of the Fund, for the two most recent fiscal years for each Fund.

     The Central Europe, Russia and Turkey Fund, Inc.:

Fiscal Year	Aggregate Non-Audit Fees
2013	$72,735
2012	$62,500

     The European Equity Fund, Inc.:

Fiscal Year	Aggregate Non-Audit Fees
2013	$72,435
2012	$62,200

     The New Germany Fund, Inc.:

Fiscal Year	Aggregate Non-Audit Fees
2013	$72,435
2012	$62,200

Audit Committee Report

The purposes of the Audit Committee are: (1) to assist the Board of Directors in its oversight of (i) the integrity of each Fund’s financial statements; (ii) each Fund’s compliance with legal and regulatory requirements; (iii) the independent auditors’ qualifications and independence; and (iv) the performance of the independent auditors; and (2) to prepare this report. The Audit Committee assists the Board of Directors in its oversight of each Fund’s policies and practices with respect to accounting, financial reporting, internal control over financial reporting, independent audits, and risk management. The Audit Committee regularly discusses each Fund’s most significant risk exposures and the steps management has taken to monitor and control such exposures. Each Member of the Audit Committee is “independent,” as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter. As set forth in the Audit Committee Charter, management of each Fund and applicable service providers are responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of each Fund’s annual financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of each Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent auditors to the Funds’ investment adviser, administrator or to any entity controlling, controlled by or under common control with the Funds’ investment adviser or administrator that provides ongoing services to the Funds is compatible with maintaining the auditors’ independence. During the past fiscal year, no non-audit services that were not pre-approved by the Audit Committee were provided by the Funds’ independent auditors. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and has discussed with the auditors their independence.

The members of the Audit Committee are not full-time employees of the Funds and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Funds’ auditors are in fact “independent”.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of each Fund that the audited financial statements of each Fund be included in each Fund’s annual report to stockholders for the fiscal year ended October 31, 2013 for CEE, December 31, 2013 for EEA and December 31, 2013 for GF.

   Submitted by the Audit Committee
   of each Fund’s Board of Directors

Richard Karl Goeltz, Chair
Richard R. Burt
Dr. Friedbert Malt
Robert H. Wadsworth
   Joachim Wagner

PROPOSAL 3 – EEA ONLY:

APPROVAL OF A CHANGE IN EEA’S FUNDAMENTAL INVESTMENT OBJECTIVE
AND CORRESPONDING FUNDAMENTAL INVESTMENT POLICY

       The Investment Company Act requires a fund to adopt certain fundamental investment policies with respect to several specific types of activities.  A fund’s fundamental investment policy is a policy that cannot be changed without the approval by a Majority Vote, as defined below.

   The Board of Directors of the Fund has considered and approved, and recommends for stockholder approval, a change in the fundamental investment objective of the Fund to seeking long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union and a corresponding change to a fundamental investment policy of the Fund.

   The Fund’s current fundamental investment objective, and corresponding fundamental investment policy, reference investment in securities of issuers domiciled in countries in Europe that utilize the Euro currency (the “Euro Countries”).  Currently, the Euro Countries are: Andorra, Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Kosovo, Latvia, Luxembourg, Malta, Monaco, Montenegro, Netherlands, Portugal, San Marino, Slovakia, Slovenia, Spain and Vatican City. The proposed changes to the Fund’s fundamental investment objective and corresponding fundamental investment policy are based upon the determination by the Board of Directors, with advice of the Investment Adviser, that the Fund would benefit from portfolio management’s increased flexibility to invest beyond the current limit of 20% of net assets in securities of issuers domiciled in countries in Europe that do not utilize the Euro currency (the “Non-Euro Countries”).

   Under the current investment objective and investment policy, portfolio management has limited attractive investment options available in times of poor equity markets, when investments in the Non-Euro Countries are likely to offer a larger selection of defensive stocks that allow the Fund to maintain stability. By expanding European markets that the Fund considers its core geographic focus, portfolio management would be able to respond more effectively to changes in market conditions throughout the European continent.

   Current Fundamental Investment Objective and Corresponding Fundamental Investment Policy.  The Fund’s current investment objective is to seek long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries in Europe that utilize the Euro currency.  This objective is a fundamental policy that may not be changed without a Majority Vote of the stockholders of the Fund.  As a matter of fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets (plus 80% of any assets funded with leverage) must be invested in the securities of issuers domiciled in the Euro Countries.  The Fund may also invest up to 20% of the value of its net assets in (1) equity or equity-linked securities of issuers domiciled in the Non-Euro Countries or (2) fixed income securities of European issuers.

   Proposed Fundamental Investment Objective and Corresponding Fundamental Policy.  The Fund’s Investment Adviser recommended, and the Board approved and recommends to stockholders for their approval, that the Fund’s current fundamental investment objective and corresponding fundamental policy be changed to the following objective and policy:

“To seek long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union.”

“Under normal circumstances, at least 80% of the Fund’s net assets (plus any assets funded with leverage) will be invested in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union.”

   No assurance can be given that the Fund will be able to achieve its objective.

   Members of the European Union currently are Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and the United Kingdom.  Countries that are members of the European Union but that are not Euro Countries are: Bulgaria, Croatia, Czech Republic, Denmark, Hungary, Lithuania, Romania, Sweden and the United Kingdom.

   The Fund expects that ordinarily substantially all of its assets will be invested in securities of issuers domiciled in Europe.  In addition to the European Union countries listed above, the term “Europe,” for this purpose, includes Albania, Andorra, Belarus, Bosnia and Herzegovina, Iceland, Kosovo, Liechtenstein, Macedonia, Moldova, Monaco, Montenegro, Norway, San Marino, Serbia, Switzerland, Turkey, Ukraine and Vatican City.  Any future country or countries (or other political entity) formed by combination or division of the countries comprising Europe shall also be deemed to be included within the term “Europe.”

   An issuer is deemed to be “domiciled” in a country or region if: (1) it is organized under the laws of that country, or a country within that region, or maintains its principal place of business in that country or region, (2) it derives 50% or more of its annual revenues or profits from goods produced or sold, investments made or services performed in that country or region, or has 50% or more of its assets in that country or region, in each case as determined in good faith by the Fund’s Investment Adviser, or (3) its equity securities are traded principally in that country or region.

   Effect of Adoption of Proposal 3.  The Fund has not previously been permitted under normal market conditions to invest more than 20% of the value of its net assets in equity or equity-linked securities of issuers domiciled in countries other than the Euro Countries.  Upon the adoption of Proposal 3 by the stockholders, the Fund will no longer be subject to a fundamental limit on its investments in the securities of issuers domiciled in the Non-Euro Countries, including, but not limited to, the United Kingdom, Denmark, and Sweden.  This potential for additional investment in stable European economies such as those listed here is expected by portfolio management to provide greater flexibility for portfolio management to react to changing market conditions in Europe.  In times of weak equity markets, the Non-Euro Countries (foremost the United Kingdom, Denmark and Sweden) offer a large number of defensive stocks that meet the selection criteria of the Fund’s current (and non-fundamental) “Stability” investment strategy.  In addition, in times of volatility a significant part of performance can be gained or lost via currency exchange rates.  Less concentration in the Euro Countries may be beneficial for diversification purposes and can have a positive impact on the Fund’s long-term investment performance.  Of course, less concentration in the Euro Countries may also have a negative impact on Fund performance in some periods, and such periods may be prolonged.  There can be no assurance that the change will result in improved investment performance by the Fund, and it should be noted that expanding the Fund’s investment universe as proposed involves risks as well as benefits, including risks associated with the exchange rate of non-Euro countries, and the risk that some of the Non-Euro Countries that the Fund will be able to invest in as a result of the proposed change are emerging markets that are generally considered to involve significantly greater risks than the Euro Countries, including risks associated with less developed securities laws and markets and higher levels of political and other risks.  If Proposal 3 is approved by stockholders, EEA’s benchmark will change from the MSCI EMU Index to the MSCI Europe Index.

THE BOARD OF EEA UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.

   Required Vote.  Provided a quorum has been established, approval of a majority of the Fund’s outstanding voting securities (a “Majority Vote”), which is defined in the Investment Company Act as the lesser of (1) 67% of the Fund’s shares present at a meeting of its stockholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares.  Because a Majority Vote requires a proportion of shares present at the meeting or a proportion of shares outstanding, abstentions and broker non-votes will have the effect of votes “against” Proposal 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of May 12, 2014, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of each Fund, other than as set forth below:

Central Europe, Russia and Turkey Fund, Inc.:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding Common Stock

City of London Investment Group PLC(1) City of London Investment Management Company Limited 77 Gracechurch Street London, EC3V 0AS England	2,851,479 shares	______%

Lazard Asset Management LLC(2) 30 Rockefeller Plaza New York, New York 10112	2,045,036 shares	______%

Tesco Pension Investment Limited(3) 125 Finsbury Pavement London, EC2A 1HX England	953,500 shares	______%
____________

(1)
This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 14, 2014.

(2)
This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 14, 2014.

(3)
This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on November 26, 2012.

European Equity Fund, Inc.:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding Common Stock

1607 Capital Partners, LLC(1) 4991 Lake Brook Dr., Suite 125, Glen Allen, Virginia 23060	1,204,531 shares	_____%

Lazard Asset Management LLC (2) 30 Rockefeller Plaza, New York, New York 10112	844,907 shares	_____%

Karpus Management, Inc., d/b/a Karpus Investment Management(3) 183 Sully’s Trail, Pittsford, New York 14534	734,573 shares	_____%
____________

(1)
This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 14, 2014.

(2)
This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 14, 2014.

(3)
This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 14, 2014.

New Germany Fund, Inc.:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding Common Stock

Lazard Asset Management LLC(1) 30 Rockefeller Plaza, New York, New York 10112	3,719,823 shares	_____%

1607 Capital Partners, LLC(2) 4991 Lake Brook Dr., Suite 125, Glen Allen, Virginia	1,772,657 shares	_____%
____________

(1)
This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13D/A filed with respect to the Fund on September 15, 2013.

(2)
This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 14, 2014.

ADDRESS OF INVESTMENT ADVISER AND ADMINISTRATOR

The principal office of Deutsche Asset & Wealth Management International GmbH, the Fund’s investment adviser, is located at Mainzer Landstrasse 178-190, D-60327 Frankfurt am Main, Germany. The corporate office of Deutsche Investment Management Americas Inc., the Fund’s administrator, is located at 345 Park Avenue, New York, New York 10154.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Based on a review of reports filed by the Funds’ directors and executive officers, the investment adviser, officers and directors of the investment adviser, affiliated persons of the investment adviser and beneficial holders of 10% or more of each Fund’s outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended October 31, 2013 for CEE, December 31, 2013 for EEA and December 31, 2013 for GF were timely, except that (i) Robert Kendall, a former President of the Funds, filed a Form 3 late for each of the Funds (these filings related solely to such individual’s appointment as an insider to the Funds and did not relate to any direct transaction in the Funds), and (ii) Richard Karl Goeltz, a Director of the Funds, filed a Form 4 late with respect to CEE (this filing related to a tender of fund shares held by the individual).

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the Meeting.

STOCKHOLDER PROPOSALS

In order for stockholder proposals otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in a Fund’s proxy statement for the 2015 Annual Meeting, the proposals must be received by the relevant Fund, c/o Deutsche Investment Management Americas, One Beacon Street, Boston, MA  02108, Attention: Secretary, on or before _______________________.

In addition, each Fund’s Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2015 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund’s proxy statement, written notice of such business as prescribed in the Bylaws must be delivered to the Fund’s Secretary, at the principal executive offices of the Fund, between _____________ and _____________. For additional requirements, the stockholder may refer to the Bylaws for each Fund, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If a Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with SEC Rule 14a-8.

PROXY COSTS AND SOLICITATION OF PROXIES

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Funds. In addition to the use of mails, proxies may be solicited personally by regular employees of a Fund or the administrator or by telephone, telegraph or Internet. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of Proxy Cards, and they will be reimbursed by the Funds for out-of-pocket expenses incurred in this connection. The Funds have also made arrangements with AST Fund Solutions, L.L.C. (“AST”) to assist in the solicitation of proxies, if called upon by the Funds, at an estimated fee of $_____ per Fund plus reimbursement of normal expenses (the exact cost will depend on the amount and types of services rendered). If the stockholders record votes by telephone or through the Internet, the proxy solicitor will use procedures designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

      If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the stockholder may still submit the Proxy Card(s) originally sent with this Proxy Statement or attend the Meeting in person. Should stockholders require additional information regarding the proxy or replacement Proxy Card(s), they may call AST toll-free at _____________________. Any proxy given by a stockholder is revocable until voted at the Meeting.

      As the Meeting date approaches, certain stockholders of the Funds may receive a telephone call from a representative of AST if their votes have not yet been received.

One Proxy Statement may be delivered to two or more stockholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, stockholders should call 800-437-6269 or write to the Funds at 345 Park Avenue, New York, New York 10154.

ANNUAL REPORT DELIVERY

Each Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2013 for CEE, December 31, 2013 for EEA and December 31, 2013 for GF, and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to the Funds, c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, NYC20-2799, New York, New York 10154 or by telephone to 1-800-437-6269. Annual reports are also available on the Funds’ web site:  www.dws-investments.com.

John Millette
Secretary

Dated:  May ___, 2014

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT AST AT ______________________.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 19, 2014:

The Notice of Meeting, Proxy Statement and Proxy Card are available at [www.proxyonline.com/docs/ GermanyFunds2014.pdf]

ANNEX A

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.
EXCERPTS OF BY-LAWS

Article II

Section 13.  Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) Annual Meetings of Stockholders.  (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(a).

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such person, (B) the class and number of shares of stock of the Corporation that are beneficially owned by such person, (C) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act or pursuant to the Investment Company Act and the rules thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (D) a statement specifying which of clauses (1)-(7) of the definition of “Relevant Experience and Country Knowledge” in Article III, Section 3 of the Bylaws the person being nominated satisfies, information relating to such person sufficient to support a determination that the person satisfies the specified clause or clauses of the definition and a representation that the person does not have a “Conflict of Interest” as defined in Article III, Section 3 of the Bylaws; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder (including any anticipated benefit to the stockholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation’s stock ledgers and a current name and address, if different, and of such beneficial owner, and (y) the class and number of shares of each class of stock of the Corporation which are owned beneficially and of record by such stockholder and owned beneficially by such beneficial owner.

(3) Notwithstanding anything in this subsection (a) of this Section 13 to the contrary, in the event the Board of Directors increases or decreases the maximum or minimum number of directors in accordance with Article III, Section 2 of these Bylaws, and there is no public announcement of such action at least 100 days prior to the first anniversary of the date of mailing of the preceding year’s annual meeting, a stockholder’s notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 13 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this Section 13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c) General.  (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 and Article III, Section 3 of these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 13 and, if any proposed nomination or business is not in compliance with this Section 13, to declare that such defective nomination or proposal be disregarded.

(2) For purposes of this Section 13, (a) the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) ”public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

(3) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the Investment Company Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any right of stockholders to request inclusion of proposals in, nor the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

Article III

Section 3.  Qualifications.  Directors need not be stockholders. Each Director shall hold office until the earlier of: (a) the expiration of his term and his or her successor shall have been elected and qualifies, (b) his or her death, (c) his or her resignation, or (d) his or her removal. To be eligible for nomination as a director a person must, at the time of such person’s nomination, (a) have Relevant Experience and Country Knowledge (as defined below), (b) not have any Conflict of Interest (as defined below) and (c) not be over 72 years of age; provided that clause (c) shall not apply to any person who was a Director on October 15, 1999 or to any person whom the Nominating Committee (or in the absence of such a Committee, the Board of Directors) determines to except from that clause on the basis that the person’s prior public or government service or other broad-based activities in the business community make it essential that the Corporation continue to receive the benefit of the person’s services as a Director. The determination described in the previous sentence shall be made on or before the time of nomination. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion.

For purpose of the following definitions of Relevant Experience and Country Knowledge and Conflict of Interest, the term “Specified Country” means any one or more of the following countries: Czech Republic, Hungary, Germany, Poland or Russia.

“Relevant Experience and Country Knowledge” means experience in business, investment, economic or political matters of a Specified Country or the United States, through service for 10 of the past 20 years (except where a shorter period is noted) in one or more of the following principal occupations:

(1) senior executive officer or partner of a financial or industrial business headquartered in a Specified Country and that has annual revenues of at least the equivalent of US $500 million,

(2) senior executive officer or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose management responsibilities include supervision of business operations in a Specified Country or other European country,

(3) director (or the equivalent) for 5 of the past 10 years of one or more investment businesses or vehicles (including this Corporation) a principal focus of which is investment in one or more Specified Countries and that have at least the equivalent of US $250 million in combined total assets of their own,

(4) senior executive officer or partner of an investment management business having at least the equivalent of US $500 million in securities of companies in one or more Specified Countries or securities principally traded in one or more Specified Countries under discretionary management for others,

(5) senior executive officer or partner of a business consulting, accounting or law firm having at least 100 professionals and whose principal responsibility involves or involved providing services involving matters relating to a Specified Country or other European country for financial or industrial businesses, investment businesses or vehicles or investment management businesses as described in (1) — (4) above,

(6) senior official (including ambassador or minister) (i) in the national government, a government agency or the central bank of a Specified Country or the United States, (ii) in a major supranational agency or organization of which a Specified Country or the United States is a member, or (iii) in a leading international trade organization relating to a Specified Country or the United States, in each case in the area of finance, economics, trade or foreign relations, or

(7) current director or senior officer (without regard to years of service) of an investment manager or adviser of the Corporation, or of any entity controlling or under common control with an investment manager or adviser of the Corporation.

For purposes of clauses (1)-(5) of the preceding sentence and clauses (1)-(2) of the next paragraph, the term “financial or industrial business” includes a financial or industrial business unit within a larger enterprise; the term “investment businesses or vehicles” includes an investment business unit or investment vehicle within a larger enterprise; the term “investment management business” includes an investment management business unit within a larger enterprise; and the term “investment vehicle” includes an investment vehicle within a larger enterprise; but in each case only to the extent the unit satisfies the revenue, asset and other requirements specified for the business or vehicle in clauses (1)-(5) of the preceding sentence or clauses (1)-(2) of the next paragraph.

“Conflict of Interest” means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

(1) current position (a) as a director, officer, partner or employee of another investment vehicle a significant (i.e., 25% or more of total assets) focus of which is securities of companies in one or more Specified Countries or securities principally traded in markets of one or more Specified Countries and that does not have the same investment adviser as the Corporation or an investment adviser affiliated with an investment adviser of the Corporation, and (b) having direct and regular responsibilities relating to that investment vehicle,

(2) current position as (a) a director, officer, partner or employee of the sponsor (or equivalent) of an investment vehicle described in the previous point and (b) having direct and regular responsibilities relating to that investment vehicle, or

(3) current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the Corporation or the markets in which it proposes to invest.

THE EUROPEAN EQUITY FUND
EXCERPTS OF BY-LAWS

Article II

Section 13.  Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) Annual Meetings of Stockholders.  (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(a).

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such person, (B) the class and number of shares of stock of the Corporation that are beneficially owned by such person, (C) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act or pursuant to the Investment Company Act and the rules thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (D) a statement specifying which of clauses (1)-(7) of the definition of “Relevant Experience and Country Knowledge” in Article III, Section 3 of the Bylaws the person being nominated satisfies, information relating to such person sufficient to support a determination that the person satisfies the specified clause or clauses of the definition and a representation that the person does not have a “Conflict of Interest” as defined in Article III, Section 3 of the Bylaws; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder (including any anticipated benefit to the stockholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation’s stock ledgers and a current name and address, if different, and of such beneficial owner, and (y) the class and number of shares of each class of stock of the Corporation which are owned beneficially and of record by such stockholder and owned beneficially by such beneficial owner.

(3) Notwithstanding anything in this subsection (a) of this Section 13 to the contrary, in the event the Board of Directors increases or decreases the maximum or minimum number of directors in accordance with Article III, Section 2 of these Bylaws, and there is no public announcement of such action at least 100 days prior to the first anniversary of the date of mailing of the preceding year’s annual meeting, a stockholder’s notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of

Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 13 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this Section 13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c) General.  (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 and Article III, Section 3 of these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 13 and, if any proposed nomination or business is not in compliance with this Section 13, to declare that such defective nomination or proposal be disregarded.

(2) For purposes of this Section 13, (a) the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

(3) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the Investment Company Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any right of stockholders to request inclusion of proposals in, nor the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

Article III

Section 3.  Qualifications.  Directors need not be stockholders. Each Director shall hold office until the earlier of: (a) the expiration of his term and his or her successor shall have been elected and qualifies, (b) his or her death, (c) his or her resignation, or (d) his or her removal. To be eligible for nomination as a director a person must, at the time of such person’s nomination, (a) have Relevant Experience and Country Knowledge (as defined below), (b) not have any Conflict of Interest (as defined below) and (c) not be over 72 years of age; provided that clause (c) shall not apply to any person who was a Director on October 15, 1999 or to any person whom the Nominating Committee (or in the absence of such a Committee, the Board of Directors) determines to except from that clause on the basis that the person’s prior public or government service or other broad-based activities in the business community make it essential that the Corporation continue to receive the benefit of the person’s services as a Director. The determination described in the previous sentence shall be made on or before the time of nomination. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion.

For purposes of the following definitions of Relevant Experience and Country Knowledge and Conflict of Interest, the term “Specified Country” means any one or more of the following countries: the Austrian Republic, the Kingdom of Belgium, the Republic of Finland, the French Republic, the Federal Republic of Germany, the Hellenic Republic (“Greece”), the Republic of Ireland, the Italian Republic, the Grand Duchy of Luxembourg, the Kingdom of the Netherlands, the Portuguese Republic and the Kingdom of Spain, and any other country in Europe that has adopted the Euro as its currency.

“Relevant Experience and Country Knowledge” means experience in business, investment, economic or political matters of a Specified Country or the United States, through service for 10 of the past 20 years (except where a shorter period is noted) in one or more of the following principal occupations:

(1) senior executive officer or partner of a financial or industrial business headquartered in a Specified Country and that has annual revenues of at least the equivalent of US $500 million,

(2) senior executive officer or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose management responsibilities include supervision of business operations in a Specified Country or other European country,

(3) director (or the equivalent) for 5 of the past 10 years of one or more investment businesses or vehicles (including this Corporation) a principal focus of which is investment in one or more Specified Countries and that have at least the equivalent of US $250 million in combined total assets of their own,

(4) senior executive officer or partner of an investment management business having at least the equivalent of US $500 million in securities of companies in one or more Specified Countries or securities principally traded in one or more Specified Countries under discretionary management for others,

(5) senior executive officer or partner of a business consulting, accounting or law firm having at least 100 professionals and whose principal responsibility involves or involved providing services involving matters relating to a Specified Country or other European country for financial or industrial businesses, investment businesses or vehicles or investment management businesses as described in (1) - (4) above,

(6) senior official (including ambassador or minister) (i) in the national government, a government agency or the central bank of a Specified Country or the United States, (ii) in a major supranational agency or organization of which a Specified Country or the United States is a member, or (iii) in a leading international trade organization relating to a Specified Country or the United States, in each case in the area of finance, economics, trade or foreign relations, or

(7) current director or senior officer (without regard to years of service) of an investment manager or adviser of the Corporation, or of any entity controlling or under common control with an investment manager or adviser of the Corporation.

For purposes of clauses (1) - (5) of the preceding sentence and clauses (1) - (2) of the next paragraph, the term “financial or industrial business” includes a financial or industrial business unit within a larger enterprise; the term “investment businesses or vehicles” includes an investment business unit or investment vehicle within a larger enterprise; the term “investment management business” includes an investment management business unit within a larger enterprise; and the term “investment vehicle” includes an investment vehicle within a larger enterprise; but in each case only to the extent the unit satisfies the revenue, asset and other requirements specified for the business or vehicle in clauses (1) - (5) of the preceding sentence or clauses (1) - (2) of the next paragraph.

“Conflict of Interest” means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

(1) current position (a) as a director, officer, partner or employee of another investment vehicle a significant (i.e., 25% or more of total assets) focus of which is securities of companies in one or more Specified Countries or securities principally traded in markets of one or more Specified Countries and that does not have the same investment adviser as the Corporation or an investment adviser affiliated with an investment adviser of the Corporation, and (b) having direct and regular responsibilities relating to that investment vehicle,

(2) current position as (a) a director, officer, partner or employee of the sponsor (or equivalent) of an investment vehicle described in the previous point and (b) having direct and regular responsibilities relating to that investment vehicle, or

(3) current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the Corporation or the markets in which it proposes to invest.

THE NEW GERMANY FUND, INC.
EXCERPTS OF BYLAWS

Article II

Section 13.  Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) Annual Meetings of Stockholders.  (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(a).

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such person, (B) the class and number of shares of stock of the Corporation that are beneficially owned by such person, (C) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act or pursuant to the Investment Company Act and the rules thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (D) a statement specifying which of clauses (1)-(7) of the definition of “Relevant Experience and Country Knowledge” in Article III, Section 3 of the Bylaws the person being nominated satisfies, information relating to such person sufficient to support a determination that the person satisfies the specified clause or clauses of the definition and a representation that the person does not have a “Conflict of Interest” as defined in Article III, Section 3 of the Bylaws; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder (including any anticipated benefit to the stockholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation’s stock ledgers and a current name and address, if different, and of such beneficial owner, and (y) the class and number of shares of each class of stock of the Corporation which are owned beneficially and of record by such stockholder and owned beneficially by such beneficial owner.

(3) Notwithstanding anything in this subsection (a) of this Section 13 to the contrary, in the event the Board of Directors increases or decreases the maximum or minimum number of directors in accordance with Article III, Section 2 of these Bylaws, and there is no public announcement of such action at least 100 days prior to the first anniversary of the date of mailing of the preceding year’s annual meeting, a stockholder’s notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 13 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this Section 13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c) General.  (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 and Article III, Section 3 of these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 13 and, if any proposed nomination or business is not in compliance with this Section 13, to declare that such defective nomination or proposal be disregarded.

(2) For purposes of this Section 13, (a) the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

(3) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the Investment Company Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any right of stockholders to request inclusion of proposals in, nor the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

Article III

Section 3.  Qualifications.  Directors need not be stockholders. Each Director shall hold office until the earlier of: (a) the expiration of his term and his or her successor shall have been elected and qualifies, (b) his or her death, (c) his or her resignation, or (d) his or her removal. To be eligible for nomination as a director a person must, at the time of such person’s nomination by the Board of Directors, (a) have Relevant Experience and Country Knowledge (as defined below), (b) not have any Conflict of Interest (as defined below) and (c) not be over 72 years of age; provided that clause (c) shall not apply to any person who was a Director on October 15, 1999 or to any person whom the Nominating Committee (or in the absence of such a Committee, the Board of Directors) determines to except from that clause on the basis that the person’s prior public or government service or other broad-based activities in the business community make it essential that the Corporation continue to receive the benefit of the person’s services as a Director. The determination described in the previous sentence shall be made on or before the time of nomination. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion.

“Relevant Experience and Country Knowledge” means experience in business, investment, economic or political matters of Germany or the United States through service for 10 of the past 20 years (except where a shorter period is noted) in one or more of the following principal occupations:

(1) senior executive officer or partner of a financial or industrial business headquartered in Germany that has annual revenues of at least the equivalent of US $500 million,

(2) senior executive officer or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose management responsibilities include supervision of European business operations,

(3) director (or the equivalent) for 5 of the past 10 years of one or more investment businesses or vehicles (including this Corporation) a principal focus of which is investment in Germany and that have at least the equivalent of US $250 million in combined total assets of their own,

(4) senior executive officer or partner of an investment management business having at least the equivalent of US $500 million in securities of German companies or securities principally traded in Germany under discretionary management for others,

(5) senior executive officer or partner (a) of a business consulting, accounting or law firm having at least 100 professionals and (b) whose principal responsibility involves or involved providing services involving European matters for financial or industrial businesses, investment businesses or vehicles or investment management businesses as described in (1)-(4) above,

(6) senior official (including ambassador or minister) in the national government, a government agency or the central bank of Germany or the United States, in a major supranational agency or organization of which Germany or the United States is a member, or in a leading international trade organization relating to Germany or the United States, in each case in the area of finance, economics, trade or foreign relations, or

(7) current director or senior officer (without regard to years of service) of an investment manager or adviser of the Corporation, or of any entity controlling or under common control with an investment manager or adviser of the Corporation.

For purposes of clauses (1)-(5) of the preceding sentence and clauses (1)-(2) of the next paragraph, the term “financial or industrial business” includes a financial or industrial business unit within a larger enterprise; the term “investment businesses or vehicles” includes an investment business unit or investment vehicle within a larger enterprise; the term “investment management business” includes an investment management business unit within a larger enterprise; and the term “investment vehicle” includes an investment vehicle within a larger enterprise; but in each case only to the extent the unit satisfies the revenue, asset and other requirements specified for the business or vehicle in clauses (1)-(5) of the preceding sentence or clauses (1)-(2) of the next paragraph.

“Conflict of Interest” means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

(1) current position as a director, officer, partner or employee of another investment vehicle a significant (i.e., 25% or more of total assets) focus of which is securities of German companies or securities principally traded in German markets and that does not have the same investment adviser as the Corporation or an investment adviser affiliated with an investment adviser of the Corporation,

(2) current position as a director, officer, partner or employee of the sponsor or equivalent of an investment vehicle described in the previous point, or

(3) current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the Corporation or the markets in which it proposes to invest.

(CEE LOGO)                                             (EEA LOGO)                                             (GF LOGO)

PROXY
THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND
This proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of The Central Europe, Russia and Turkey Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Melinda Morrow, John Millette and Caroline Pearson, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of the Stockholders of the Fund to be held at 10:00 a.m., New York time, on June 19, 2014 at 60 Wall Street, New York, New York 10005, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Joint Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” each of the nominees for director and “For” Proposal 2, as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Election of Directors. The Board of Directors unanimously recommends a vote “For” the Class II nominees below

1.	FOR each of the nominees	WITHHOLD AUTHORITY	FOR all nominees except as
	for director listed below. ☐	as to all listed nominees. ☐	marked to the contrary below. ☐
(Instructions: To withhold authority for any individual nominee, strike a line through the nominee’s name in the list below.)
Ambassador Richard R. Burt Dr. Friedbert H. Malt Mr. Robert H. Wadsworth

The Board of Directors unanimously recommends a vote “For” Proposal 2

2.
To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending October 31, 2014

FOR ☐	AGAINST ☐	ABSTAIN ☐

To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

Signature

Signature, if held jointly

Dated: , 2014

PROXY
THE EUROPEAN EQUITY FUND
This proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of The European Equity Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Melinda Morrow, John Millette and Caroline Pearson, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of the Stockholders of the Fund to be held at 10:00 a.m., New York time, on June 19, 2014 at 60 Wall Street, New York, New York 10005, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Joint Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” each of the nominees for director, “For” Proposal 2 and “For” Proposal 3, as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Election of Directors. The Board of Directors unanimously recommends a vote “For” the Class III nominees below

1.	FOR each of the nominees	WITHHOLD AUTHORITY	FOR all nominees except as
	for director listed below. ☐	as to all listed nominees. ☐	marked to the contrary below. ☐
(Instructions: To withhold authority for any individual nominee, strike a line through the nominee’s name in the list below.)
Mr. Richard Karl Goeltz Dr. Franz Wilhelm Hopp Mr. Christian H. Strenger

The Board of Directors unanimously recommends a vote “For” Proposal 2

2.
To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2014

FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors unanimously recommends a vote “For” Proposal 3

3.
To approve a change in the Fund’s investment objective from seeking “long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries in Europe that utilize the Euro currency” to seeking “long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union;” and a corresponding change in fundamental investment policy of the Fund to require the Fund, under normal circumstances, to invest at least 80% of the Fund’s net assets (plus any assets funded with leverage) in equity or equity-linked  securities of issuers domiciled in countries that are members of the European Union.

FOR ☐	AGAINST ☐	ABSTAIN ☐

To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

Signature

Signature, if held jointly

Dated: , 2014

PROXY
THE NEW GERMANY FUND
This proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of The New Germany Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Melinda Morrow, John Millette and Caroline Pearson, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of the Stockholders of the Fund to be held at 10:00 a.m., New York time, on June 19, 2014 at 60 Wall Street, New York, New York 10005, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Joint Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” each of the nominees for director and “For” Proposal 2, as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Election of Directors. The Board of Directors unanimously recommends a vote “For” the Class II nominees below

1.	FOR each of the nominees	WITHHOLD AUTHORITY	FOR all nominees except as
	for director listed below. ☐	as to all listed nominees. ☐	marked to the contrary below. ☐
(Instructions: To withhold authority for any individual nominee, strike a line through the nominee’s name in the list below.)
Dr. Wilhelm Bender Mr. Richard Karl Goeltz Mr. Joachim Wagner

The Board of Directors unanimously recommends a vote “For” Proposal 2

2.
To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2014

FOR ☐	AGAINST ☐	ABSTAIN ☐

To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

Signature

Signature, if held jointly

Dated: , 2014